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                                                                   Exhibit 10.42

                                    Exhibit A

                          ANNUAL RETAINER SUMMARY SHEET

                                                                                 PROPOSED
                                                          CURRENT         (EFFECTIVE AS OF 1/1/05)
                                                          -------         ------------------------
ANNUAL RETAINER                                           $20,000                 $ 25,000

COMMITTEE CHAIR FEES

-- FINANCE AND AUDIT                                            0                 $ 20,000
-- COMPENSATION AND MANAGEMENT DEVELOPMENT                      0                 $ 10,000
-- CORPORATE GOVERNANCE                                         0                 $ 10,000

ANNUAL FINANCE AND AUDIT COMMITTEE ANNUAL
FEE (EXCEPT CHAIR)                                              0                 $  5,000

                  No change to per meeting fee or equity awards

110007-1 HARSHBAB